Advance to Suppliers - Schedule of Advance to Suppliers (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Advance to Suppliers [Abstract]
Advance to suppliers	¥ 14,251	$ 1,990	¥ 17,789
Less: allowance for expected credit losses	(4,443)	(621)	(8,323)	$ (1,163)	¥ (8,472)
Advance to suppliers, net	¥ 9,808	$ 1,369	¥ 9,466